UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 2, 2016
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THE GOLDFIELD CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________________

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL 32901
(Address of principal executive offices and Zip Code)
 ___________________________________________
Registrant’s telephone number, including area code (321) 724-1700
 ___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.
Annual Meeting of Stockholders
On June 2, 2016, The Goldfield Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders elected five directors nominated by the Company’s Board of Directors and ratified or approved the following proposals described in the Company’s Proxy Statement dated April 27, 2016 and previously filed with the Securities and Exchange Commission.

I.	Election of Five Directors
The stockholders of the Company elected five directors nominated by the Company’s Board of Directors. The voting results are set forth below:

Name	For	Withheld	Broker Non-Votes
David P. Bicks	9,785,864	2,186,711	8,580,472
Harvey C. Eads, Jr.	11,200,508	772,067	8,580,472
John P. Fazzini	11,104,659	867,916	8,580,472
Danforth E. Leitner	11,037,187	935,388	8,580,472
John H. Sottile	11,126,425	846,150	8,580,472

II.	Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2016
The stockholders of the Company ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
20,352,828	149,450	50,769	—

III.	To Approve, On A Non-Binding Advisory Basis, the Compensation of the Company’s Named Executive Officers
The stockholders of the Company approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
10,566,024	1,291,256	115,295	8,580,472

IV.
To Approve The Goldfield Corporation Amended and Restated Performance-Based Bonus Plan, Including the Material Terms of the Plan, for Purposes of Section 162(m) of the Internal Revenue Code of 1986, as Amended

The stockholders of the Company approved The Goldfield Corporation Amended and Restated Performance-Based Bonus Plan, including the material terms of the plan, for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
10,626,264	1,253,884	92,427	8,580,472
These items were the only matters voted upon at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2016

THE GOLDFIELD CORPORATION

By:	/s/ STEPHEN R. WHERRY
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary

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